SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 6, 2010

CENTERSTATE BANKS, INC.

(Exact name of registrant as specified in its charter)

Florida	000-32017	59-3606741
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

42745 U.S. Highway 27, Davenport, FL	33837__
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (863) 419-7750

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appoitment of Principal Officers

Departure of a Director:

Effective August 5, 2010, Mr. Lawrence W. Maxwell resigned as a director of CenterState Banks, Inc. (the “Company”) and as director of the Company’s lead subsidiary bank, CenterState Bank of Florida, N.A. There were no disagreements with Mr. Maxwell and the Board of Directors and/or management. Mr. Maxwell reported that his decision to resign was based on other business issues and personal time constraints. He further stated that he intends to continue to be a valued customer of CenterState and a supportive shareholder.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERSTATE BANKS, INC.

By:	/s/ James J. Antal
James J. Antal
Senior Vice President and Chief Financial Officer

Date: August 6, 2010

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